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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K/A
                                  AMENDMENT NO. 1 TO
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported):  January 29, 1997



                              STRATEGIC DIAGNOSTICS INC.
                    (Exact name of issuer as specified in charter)




         Delaware                        02240              56-1581761
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
    of Incorporation or                  file             Identification
       Organization)                    number)               Number)




                                   128 Sandy Drive
                               Newark, Delaware  19713
                       (Address of principal executive offices)


                                    (302) 456-6789
                 (Registrant's telephone number, including area code)

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     This Amendment No. 1 on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K, dated January 29, 1997 (and filed February 5,
1997), of Strategic Diagnostics Inc. (formerly known as Ensys Environmental Products, Inc.) (the "Company").

Item 4.  Changes in Registrant's Certifying Accountant.

     KPMG Peat Marwick LLP was previously the principal accountant for the Company. On December 30, 1996, Strategic Diagnostics Inc. ("SDI") merged with and into the Company. The Company was subsequently renamed "Strategic Diagnostics Inc." On January 29, 1997, the Company determined to terminate KPMG Peat Marwick LLP's appointment as principal accountants of the Company and to engage Arthur Andersen LLP as the Company's independent accountants. Arthur Andersen LLP had been SDI's independent accountants. The decision to engage Arthur Andersen LLP and to terminate KPMG Peat Marwick LLP was subsequently recommended to and approved by the board of directors on January 29, 1997.

     In connection with the audits of the three fiscal years ended December 31, 1995, and during the subsequent interim period up to January 29, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Company as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG Peat Marwick LLP's report dated February 16, 1996 refers to the adoption by the Company of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" on January 1, 1994.

     The Company has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 11, 1997 is filed as Exhibit 16.1 to this Amendment No. 1 to Current Report on Form 8-K/A.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.                   Description
-----------                   -----------

   16.1             Letter from KPMG Peat Marwick LLP

                                        Page 3

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STRATEGIC DIAGNOSTICS INC.

Date: February 12, 1997                    By: /s/ Gregory J. Bell
                                               --------------------------
                                               Gregory J. Bell
                                               Vice President-Finance and
                                               Chief Financial Officer

                                        Page 4



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                                    EXHIBIT INDEX

Exhibit
  No.                                 Description
-------                               -----------
 16.1                      Letter from KPMG Peat Marwick LLP

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